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                                                                   EXHIBIT 10.7



SECURITY AGREEMENT


                  SECURITY AGREEMENT (the "Security Agreement"), dated as of December 31, 1999, between Ambasssa Holdings, Inc., a Florida corporation, with offices at 5750 N. Bay Road, Miami Beach, Florida (the "Borrower"), and Chicken Kitchen Corporation, a Florida corporation, with offices at 5415 Collins Avenue, Suite 305, Miami Beach, Florida (the "Secured Party").

         Section 1. DEFINITIONS. Definitions in the Code (as defined below) shall apply to words and phrases in this Security Agreement and, if Code definitions conflict, definitions in Article 9 (Chapter 679, Florida Statutes) of the Code shall apply. In addition to terms defined in the Code or elsewhere in this Security Agreement, the following terms have the meanings indicated below, which meanings shall be equally applicable to both the singular and the plural forms of such terms:

         "Code" means the Uniform Commercial Code as in effect from time to time in the State of Florida (Chapters 671 through 680, inclusive, Florida Statutes).

         "Collateral" means and includes any and all of the following which are owned by the Borrower or in which the Borrower has an interest, whether now owned or existing or hereafter created or acquired:

                  (a) The internet domain names set forth on the attached Exhibit "A;"

                  (b) all cash or non-cash proceeds of any of the foregoing, including insurance proceeds and all products thereof;

                  (c) all ledger sheets, files, records, documents and instruments (including, but not limited to, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the above; and

         "Obligations" shall mean and include:

                  (a) the indebtedness, obligations and liabilities of the Borrower to the Secured Party now or hereafter existing, incurred or created under the Promissory Note or any related documents;

         "Promissory Note" means that certain Promissory Note in the original principal amount of $138,913.00 of even date, given by the Borrower to the Secured Party.

         Section 2.  GRANT OF SECURITY INTEREST; RELEASE OF COLLATERAL.

                  2.1. In consideration of advances and other extensions of credit made or to be made by the Secured Party to the Borrower, and for other value received by the Borrower, and in further consideration of other financial accommodations extended by the Secured Party to the Borrower or to other persons and guaranteed by the Borrower, the Borrower hereby grants a continuing security interest in, and assigns to the Secured Party, the Collateral, to secure payment and performance of all of the Obligations of the Borrower to the Secured Party.



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                  2.2. At any time during which amounts are outstanding under the Promissory Note, the Borrower is entitled to obtain a release of the Secured Party's security interest in any and all Inventory and Accounts which are or may hereafter became encumbered by this Security Agreement by paying the outstanding principal amount plus accrual interest under the Promissory Note in the manner set forth in the Promissory Note.

         Section 3. OWNERSHIP OF COLLATERAL. The Borrower hereby represents, that it has good title to the Collateral free and clear of all liens and security interests except the security interest granted by this Security Agreement.

         Section 4. NO OTHER SECURITY INTERESTS. So long as any Obligation to the Secured Party is outstanding, the Borrower shall not, without the prior written consent of the Secured Party, grant to any third party a security interest in any of the Collateral or permit any lien or encumbrance to attach to any part of the Collateral (except for taxes not yet due and payable) or suffer or permit any levy to be made on any part of the Collateral, or permit any financing statement (except that of the Secured Party) to be on file with respect thereto, except (a) purchase money liens arising in connection with newly acquired property, and (b) liens that are junior in priority to the security interests created by this Security Agreement. Except as is customary and usual in the course of its business, the Borrower shall not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein, or offer to do so or permit anything to be done to impair the value of the Collateral or the security interest hereby created; PROVIDED that the Borrower may merge or consolidate with another company so long as (x) the Borrower is the surviving entity; (y) the shareholders of the Borrower control the surviving entity, and (z) the other company is solvent and has a positive net worth.

         Section 5. REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING THE COLLATERAL. The Borrower represents, warrants and covenants to the Secured Party as follows:

                  5.1. The Borrower shall at all times keep the Collateral insured against loss, damage, theft, and such other risks as the Secured Party may reasonably require, in such amounts (in any event, not less than the full insurable value thereof), with such insurance companies, under such policies, in such form and for such periods as shall be reasonably acceptable to the Secured Party, and each such policy shall provide that loss thereunder and proceeds payable thereunder shall be payable to the Secured Party as an additional loss payee (and the Secured Party may apply any proceeds of such insurance which may be received by the Secured Party toward payment of the Obligations, whether due or not due, in such order of application as the Secured Party may determine). Each such policy shall provide for minimum ten days written cancellation notice to the Secured Party. Each such policy shall, if the Secured Party so requests, be deposited with the Secured Party. Such policies shall provide that no act or default of the Borrower shall affect the right of the Secured Party to recover thereunder.

                  5.2. The Borrower shall at all times keep the Collateral in good order and repair and shall not waste or destroy the Collateral or any part thereof.

                  5.3. The Borrower warrants that no financing statement covering any Collateral or any proceeds thereof is on file in any public office. The Borrower shall promptly, if requested by the Secured Party, mark its records evidencing its accounts and chattel paper in a manner satisfactory to the Secured Party so as to show the same having been assigned to the Secured Party. The Borrower authorizes the Secured Party to file financing statements with respect to the Collateral signed only by the Secured Party when permitted by the Code. The Borrower shall join with the Secured Party in executing financing statements, notices, affidavits or similar instruments in forms satisfactory to the Secured Party and such other documents as the Secured Party may from time to time reasonably request, and shall pay the cost of filing the same in any public office required by law. The Borrower shall do such other acts and things, all as the Secured Party





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may reasonably request, to maintain a valid, perfected security interest in favor of the Secured Party in the Collateral (free and clear of all other liens and claims whatsoever, in order to secure the payment of the Obligations. The Borrower agrees to execute all documents which the Secured Party may deem necessary to perfect and to continue the perfection of the security interest created hereby and to protect the Collateral.

                  5.4. The Borrower shall not use the Collateral or permit the same to be used in violation of, and shall at all times maintain the Collateral in compliance with, any applicable statute or ordinance. The Secured Party may examine and inspect the Collateral, wherever located, upon reasonable prior notice to the Borrower. The Borrower shall pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Security Agreement or any other writing evidencing the Obligations, or any of them.

                  5.5. The chief executive office where Borrower keeps its records concerning its Receivables is at the address specified at the beginning of this Security Agreement. The Borrower shall give the Secured Party written notice of each additional location at which Collateral is kept and of any change in the chief executive office of the Borrower at which records of the Borrower pertaining to Receivables are kept at least thirty days prior to the change of the chief executive office.

                  5.6. The Borrower shall not dispose of or transfer any of the Collateral, or any interest therein, without the Secured Party's prior written consent. Notwithstanding the foregoing, the Borrower shall be permitted to license any of the Collateral to a third party pursuant to an arms-length transaction so long as the licensee acknowledges in writing the existence of the Secured Party's security interest in such Collateral. Furthermore, the Borrower may assign the Collateral in connection with a merger or consolidation in which the Borrower is not the continuing corporation, provided that the continuing corporation acknowledges in writing the existence of the Secured Party's security interest in the Collateral.

         Section 6. DEFAULTS AND REMEDIES. If any one of the following "Events of Default" shall occur and shall not have been remedied;

                  (a) any default under the Promissory Note, which remains unremedied for 10 calendar days after written notice thereof has been given to the Borrower by the Secured Party;

                  (b) any representation or warranty made by the Borrower herein or in any certificate or report furnished by the Borrower hereunder shall prove to have been incorrect in any material respect; or

                  (c) the Borrower shall default in the performance of any other agreement, covenant or obligation contained herein, which default shall persist for 10 calendar days after written notice thereof has been given to the Borrower by the Secured Party;

then the Secured Party may, in addition to any other rights and remedies which it may have under applicable law, immediately and without demand exercise any and all of the rights and remedies granted to a secured party upon default under the Code; and upon request or demand of the Secured Party, the Borrower shall at its expense assemble all (or any part, if so directed) of the Collateral and make it available to the Secured Party at Borrower's place of business. The Secured Party and its agents are authorized to enter into or onto any premises where the Collateral may be located for the purpose of taking possession of such Collateral. Any notice of sale, disposition or other intended action by the Secured Party, sent to the Borrower at the address specified at the beginning of this Security Agreement or at such other address of the Borrower as may from time to time be shown on the Secured Party's records, at least ten days prior to such action, shall constitute reasonable notice to the Borrower. Any proceeds of any disposition of any of the Collateral may be applied by the Secured Party toward payment of such of the Obligations and in such order of application as the Secured Party may from time to time elect.





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         Section 7.  MISCELLANEOUS.

                  7.1. No waiver by the Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence in this Security Agreement. The provisions of this Security Agreement are cumulative and in addition to the provisions of any liability of the Borrower under any note, any guaranty or any other writing, the Secured Party shall have all the benefits, rights and remedies of a secured party under this Security Agreement and any other document. No modification or amendment to this Security Agreement shall be effective unless evidenced by a written instrument signed by authorized officers of the Borrower and the Secured Party.

                  7.2. Upon the occurrence of any Event of Default hereunder, the Secured Party may at its discretion transfer any property constituting Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for the Obligations or apply it towards principal or interest due on Obligations. The powers conferred upon the Secured Party by this Section are solely to protect the interests of the Secured Party and shall not impose any duties on the Secured Party to exercise any powers.

                  7.3. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns, and all Obligations of the Borrower shall bind the successors and assigns of the Borrower.

                  7.4. This Security Agreement shall be governed by and construed in accordance with the laws of Florida, without regard to the conflict of laws principles thereof.

                  7.5. At its option, the Secured Party may, if the Borrower fails to pay the same when due, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral (unless such item is being contested in good faith by the Borrower), may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. The Borrower agrees to reimburse the Secured Party on demand for any reasonable payment made, or any reasonable expense incurred, by the Secured Party pursuant to the foregoing authorization. Except as otherwise expressly provided in this Security Agreement, until an Event of Default takes place, the Borrower may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement and not inconsistent with any policy of insurance thereon.

                  7.6. If any of the provisions of this Security Agreement shall contravene or be held invalid under the laws of any jurisdiction, the Security Agreement shall be construed as if such provision did not exist and the remainder of this Security Agreement shall be construed and enforced accordingly.

                  7.7. The Secured Party's rights under the Promissory Note and this Security Agreement are cumulative. Without limiting the generality of the foregoing, the Secured Party may enforce its rights hereunder in all or part of the Collateral or in any other security in the order selected by Secured Party.

                  7.8. THE BORROWER, AND THE SECURED PARTY BY ITS ACCEPTANCE OF THIS SECURITY AGREEMENT, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT AND ANY AGREEMENT TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY; PROVIDED, HOWEVER, THAT THIS



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WAIVER SHALL NOT BE APPLICABLE WITH RESPECT TO ANY COUNTERCLAIM BY THE BORROWER
OR ANY ACTION BY THE BORROWER IN WHICH THE SECURED PARTY IS AN ADVERSE PARTY AND THE BORROWER SEEKS DAMAGES FROM THE SECURED PARTY IN CONNECTION WITH THIS SECURITY AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY ENTERING INTO THIS SECURITY AGREEMENT.

                  7.9. All notices, demands and requests hereunder or required hereby shall be in writing and shall be deemed to have been properly given if and only if personally delivered or sent by a nationally recognized overnight courier requiring the signature of the recipient party, when addressed to the parties at their respective addresses set forth on the first page hereof or at such other locations as a party may subsequently designate in writing.



         IN WITNESS WHEREOF, this Security Agreement has been executed by the Secured Party and the Borrower as of the date set forth above.


                                THE SECURED PARTY:

                                            CHICKEN KITCHEN CORPORATION,
                                            a Florida corporation



                                            By:_________________________
                                            Name:  Christian de Berdouare,
                                                       Its President



                                THE BORROWER:

                                            AMBASSA HOLDINGS, INC.,
                                            a Delaware corporation



                                            By:_______________________
                                            Name:  Christian De Berdouare,
                                                       Its President









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